AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of December 8, 2016, by and among TITAN MACHINERY, INC., a Delaware corporation ("Borrower"), the Lenders party hereto and Wells Fargo Bank, National Association, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, the "Agent").
WHEREAS, Borrower, the Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 28, 2015 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and
WHEREAS, Borrower has requested that Agent and the Lenders amend the Credit Agreement as set forth herein, and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.Amendments to Credit Agreement. In reliance upon the representations and warranties of each Loan Party set forth in Section 6 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is amended as follows:

(a)Section 2.11(b) of the Credit Agreement is hereby amended to amend and restate sub-clause (i) thereof in its entirety as follows:

(i)    the Letter of Credit Usage would exceed $40,000,000, or
3.Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified by this Amendment, to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that

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this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed in all respects by each Loan Party.

1.Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)Agent shall have received a copy of this Amendment executed and delivered by Agent, the Issuing Bank, the Required Lenders and Borrower; and

(b)No Default or Event of Default shall have occurred and be continuing.

2.Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and the Lenders that:

(a)All representations and warranties contained in the Loan Documents to which any Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);

(b)No Default or Event of Default has occurred and is continuing; and

(c)This Amendment and the Loan Documents, as modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

3.Release. In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by Borrower or any other transactions evidenced by this Amendment, the Credit Agreement or the Loan Documents.

4.Miscellaneous.

(a)Expenses. Each Loan Party acknowledges and agrees that Section 15.7 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

(b)Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER: TITAN MACHINERY, INC. By: /s/ Ted O. Christianson Title: /s/ Treasurer

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, as a Lender and as Issuing Bank By: /s/ Laura Wheeland Title: Vice President

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement

REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Title: Vice President

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK, as a Lender By: /s/ John Zimbo Title: First Vice President

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender By: /s/ Carlos Gil Title: Senior Vice President

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Lender By: /s/ Nicole Schwartz Title: Vice President

Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement